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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)    August 29, 2000
                                                            ---------------


                              REGENCY CENTERS, L.P.

             (Exact name of registrant as specified in its charter)


         Delaware                         0-24763               59-3429602
         -------                          -------               ----------
(State or other jurisdiction            Commission             (IRS Employer
    of incorporation)                   File Number)         Identification No.)


     121 West Forsyth Street, Suite 200                           32202
          Jacksonville, Florida                                   -----
  (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number including area code: (904)-356-7000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
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           EXHIBITS
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C.       Exhibits:
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         The exhibits listed below relate to the Registration Statement No.
333-72899 on Form S-3 of Regency Centers, L.P. and are filed herewith for incorporation by reference in such Registration Statement.

         1.3 Pricing Agreement dated as of August 24, 2000 among Regency Centers, L.P., Regency Realty Corporation, on the one hand, and Goldman, Sachs & Co., on the other hand.

         5.3      Opinion of Foley & Lardner regarding legality of securities.

         8.2      Opinion of Foley & Lardner regarding tax matters.

         12.2     Statement regarding computation of ratios.






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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       REGENCY CENTERS, L.P.
                                       (registrant)

                                       By:   Regency Realty Corporation,
                                             Its General Partner


August 29, 2000                       By:   /s/ Bruce M. Johnson
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                                            Bruce M. Johnson, Managing Director
                                              and Executive Vice President






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